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                              SEASONS SERIES TRUST

                Supplement to the Prospectus dated July 29, 2005


In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Balanced component Lord Abbett/SunAmerica (Multi-Managed Seasons Portfolios) and Large Cap Composite Portfolio all references to Francis D. Gannon are deleted in their entirety.


DATE: MARCH 9, 2006

Versions 1, 2, 3, 4, and Combined Master